                 MANAGEMENT AND ADMINISTRATIVE SERVICE AGREEMENT


     THIS MANAGEMENT AND ADMINISTRATIVE SERVICE AGREEMENT (the "Agreement") made and entered into by and among Ameritas Variable Life Insurance Company, a Nebraska life insurance corporation ("AVLIC"), American Mutual Life Insurance Company ("AML"), an Iowa mutual life insurance company, and Ameritas Life Insurance Corp., a Nebraska mutual life insurance company ("ALIC"), as of this 1st day of April, 1996.

                               W-I-T-N-E-S-S-E-T-H

     WHEREAS, AVLIC is primarily engaged in the variable life insurance and annuity business; and

     WHEREAS, ALIC has, in the past, rendered administrative and other services, advice and accommodations to AVLIC in the sales, administration, development and marketing of variable life and annuity products for AVLIC; and

     WHEREAS, AML is engaged in the life insurance and annuity business and has the capacity to render management, administrative and other services, advice and accommodations to AVLIC in the sales, administration, development and marketing of fixed annuity products; and

     WHEREAS, AVLIC was, immediately prior to the date hereof, a direct wholly-owned subsidiary of ALIC and is currently owned by a joint venture of ALIC and AML; and

     WHEREAS, AVLIC has determined to contract with ALIC and AML to provide management, administrative services, advice and accommodations to AVLIC on the terms and conditions hereinafter set forth.

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     NOW, THEREFORE, in consideration of the premises and the mutual promises of the parties hereto, the parties hereby covenant and agree as follows:

     1. DEFINITIONS. For the purposes of this Agreement, unless the context otherwise requires, the following terms shall have the meanings set forth below:

     (a) "ALIC Systems" means any System or part thereof, including modifications thereof, which is at any time designed, developed, owned or modified by ALIC or any of its Affiliates.

     (b) "AML Systems" means any System or part thereof, including modifications thereof, which is at any time designed, developed, owned or modified by AML or any of its Affiliates

     (c) "AVLIC's Business" means the continuous operation of a licensed insurance company including the sale, issuance and ongoing administration of such Fixed Annuity products and of Variable Products as are currently being offered and as may be developed in the future.

     (d)  "Board" means the Board of Directors of AVLIC.

     (e) "Cause" means gross negligence, willful or intentional misconduct, and/or the material breach of any of the material duties set forth herein, which breach has not been remedied so as to place AVLIC in the same position as if same had never occurred within 15 Business Days after written notice is given by AVLIC to AML with respect to the services, advice or accommodations provided for the Fixed Annuity operations or by AVLIC to ALIC with respect to any other services, advice or accommodations provided for hereunder of such gross negligence, willful misconduct or breach.

     (f)  "DP Services" means data processing services.

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     (g)  "Fixed Annuity Assets" means those assets of AVLIC which are identified as being related to and supporting the Fixed Annuity contracts of AVLIC.

     (h) "Fund Gain (Losses)" means gains (losses) in the separate accounts of AVLIC resulting from incorrect mutual fund values, calculation of incorrect separate account unit value, misapplication or misunderstanding of policyholder instructions, out of balance mutual funds or policyholder accounts or similar occurances.

     (i) "Joint Venture Agreement" means that certain Joint Venture Agreement dated as of March 8, 1996 between AML and ALIC.

     (j) "Other Assets" means all of those invested assets of AVLIC which are not Fixed Annuity Assets or which are not held in the separate accounts of AVLIC, but which includes assets held in the general account.

     (k) "System" or "Systems" means computer programs and programming aids with supporting documentation, including, but not limited to, input and output formats, program listings, systems flow charts, narrative descriptions and operating instructions, and shall include tangible media upon which such programs are recorded.

     (l) "Third Party Systems" means Systems other than ALIC Systems and AML Systems.

     Unless otherwise specified herein, the capitalized terms used herein shall have the same meaning as used in the Joint Venture Agreement.

     2.   DATA PROCESSING

     2.1 ALIC DP Services. Except as otherwise specifically provided in Sections 2.3 and 3.3, ALIC agrees to provide or to cause to be provided to AVLIC all DP Services as are

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

reasonably necessary in order to provide the services contemplated for the proper operation of AVLIC's Business. Such DP Services shall at all times be of at least equivalent scope, timeliness, and quality to those provided by ALIC to AVLIC as of the date of this Agreement.

     2.2 RIGHT TO USE SYSTEMS OF ALIC. Except as otherwise specifically provided in Sections 2.3 and 3.3, ALIC has obtained all third-party consents, if any, necessary to permit all Systems to be utilized by ALIC in providing any and all services contemplated under this Agreement. Upon termination of this Agreement, ALIC shall deliver to AVLIC magnetic tapes, or the then equivalent media, containing:

          a) the data records for the business being administered for AVLIC along with hard copy record layouts or printouts, and

          b) subject only to any existing restrictions thereon previously imposed by a third party, all specific plan files and operating company tables; and

ALIC shall grant AVLIC for use by AVLIC or as AVLIC may determine, subject only to any existing restrictions thereon previously imposed by a third party, a nonexclusive, royalty-free license to use the following:

          a) any ALIC System developed or purchased during the term of this Agreement in order to provide DP Services principally to AVLIC, so long as AVLIC agrees to pay to ALIC the undepreciated cost of such System over a five year period if it chooses to utilize such ALIC System;

          b) any improvements or modifications, including source code, which ALIC or any of its Affiliates have made to Third Party Systems prior to or during the term of this Agreement which are used in providing services to AVLIC

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

               hereunder and which ALIC has authority to assign royalty-free and without loss of the right to use by ALIC or its Affiliates or without any additional royalty fees being required to be paid; and

          c) any ALIC System that is essential to the administration of AVLIC's Variable Products and cannot be obtained elsewhere without commercially unreasonable expense;

provided, however, that in order to preserve and to protect the confidentiality of any ALIC Systems, if AVLIC shall elect to use such ALIC Systems after the date this Agreement is terminated, AVLIC shall enter into an agreement or agreements with ALIC or ALIC's Affiliates containing such covenants and conditions as are necessary or reasonably required to protect the confidentiality of such ALIC System.

     2.3 AML DP SERVICES. AML agrees to provide or cause to be provided to AVLIC all DP Services as are reasonably necessary in order to provide the services contemplated for the proper operation of AVLIC's Fixed Annuity business. Such DP Services shall at all times be of at least equivalent scope, timeliness and quality to those provided by AML with respect to its own Fixed Annuity business as of the date of this Agreement.

     2.4 RIGHT TO USE SYSTEMS OF AML. AML has obtained all third-party consents, if any, necessary to permit all Systems to be utilized by or at the direction of AML in providing any and all services contemplated under this Agreement. Upon termination of this Agreement, AML shall deliver to AVLIC magnetic tapes, or the then equivalent media, containing:

          a) the data records for the business being administered for AVLIC along with hard copy record layouts or printouts, and

          b) subject only to any existing restrictions thereon previously imposed by a third party, all specific plan files and operating company tables; and

AML shall grant AVLIC for use by AVLIC or as AVLIC may determine, subject only to any existing restrictions thereon previously imposed by a third party, a nonexclusive, royalty-free license to use the following:

          a) any AML System developed or purchased during the term of this Agreement in order to provide DP Services principally to AVLIC, so long as AVLIC agrees to pay to AML the undepreciated cost of such System over a five year period if it chooses to utilize such AML System;

          b) any improvements or modifications, including source code, which AML or any of its Affiliates have made to Third Party Systems prior to or during the term of this Agreement which are used in providing services to AVLIC hereunder and which AML has authority to assign royalty-free and without loss of the right to use by AML or its Affiliates or without any additional royalty fees being required to be paid; and

          c) any AML System that is essential to the administration of AVLIC's Variable Products and cannot be obtained elsewhere without commercially unreasonable expense;

provided, however, that in order to preserve and to protect the confidentiality of any AML Systems, if AVLIC shall elect to use such AML Systems after the date this Agreement is terminated, AVLIC shall enter into an agreement or agreements with AML or AML's Affiliates

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

containing such covenants and conditions as are necessary or reasonably required to protect the confidentiality of such AML System.

     2.5 ALIC COMPUTER EQUIPMENT. Except for computer equipment in the possession or offices of AVLIC's insurance agents, ALIC will provide or will cause to be provided all computer equipment which, together with the computer equipment presently owned by AVLIC, is necessary or reasonably required to render the DP Services to be rendered to AVLIC pursuant to this Section 2. Such computer equipment shall be provided at no cost to AVLIC except as a portion of the costs provided for in Section 7.

     2.6 AML COMPUTER EQUIPMENT. Except for computer equipment in the possession or offices of AVLIC's insurance agents, AML will provide or will cause to be provided all computer equipment which, together with the computer equipment presently owned by AVLIC, is necessary or reasonably required to render the DP Services to be rendered to AVLIC pursuant to this Section 2. Such computer equipment shall be provided at no cost to AVLIC except as a portion of the costs provided for in Section 7.

     2.7 SAFEGUARDING DATA. ALIC and AML shall establish or will cause reasonable safeguards to be established to protect against the distribution, loss or alteration of AVLIC's data files and other records. Such safeguards shall be no less rigorous than those ALIC or AML uses in protecting its own data and as is necessary to comply with applicable laws and regulations.

     3.   MANAGEMENT, ADMINISTRATIVE AND OTHER SERVICES, ACCOMMODATIONS AND
          COSTS

     3.1 COMPENSATION OF EMPLOYEES. No employee of ALIC or AML shall receive any salary or other compensation, including without limitation, director's fees, from AVLIC by

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reason of performing duties on behalf of AML or ALIC for AVLIC under the terms of this Agreement except as may be determined by the Board of Directors of AVLIC in its sole and absolute discretion.

     3.2 ALIC SERVICES. Except as provided in Sections 2.3 and 3.3, ALIC shall provide to AVLIC all management, administrative and other services, advice and other accommodations reasonably necessary to effectively and efficiently manage, operate and administer AVLIC's Business in a manner consistent with good business practice and the terms of the Joint Venture Agreement. The foregoing shall include all materials, supplies and other sundry items reasonably necessary to providing the foregoing. The foregoing management, administrative and other services, advice and accommodations shall include without limitation all such management, administrative, and other services, advice and accommodations currently being provided by ALIC to AVLIC.

     3.3 AML SERVICES. AML shall provide to AVLIC all management, administrative and other services, advice and other accommodations reasonably necessary to effectively manage, operate and administer the Fixed Annuity operations of AVLIC in a manner consistent with good business practice and the terms of the Joint Venture Agreement. The foregoing shall include all materials, supplies and other sundry items reasonably necessary to providing the foregoing. The foregoing management, administrative and other services, advice and accommodations shall include without limitation the following:

     (a) All such management, administrative, and other services, advice and accommodations currently being provided by AML with respect to its own fixed annuities;

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

provided, however, that ALIC will incorporate the Fixed Annuity operational information into the complete financial or other reports of AVLIC and will be the preparer of all such reports; and

     (b) AML shall provide in a timely fashion such information with respect to AVLIC's Fixed Annuity business in such form as is reasonably necessary for ALIC to prepare all of AVLIC's financial statements and other reports as are required by applicable law or regulation or by customary insurance operations and practices.

     3.4 COSTS. ALIC and AML shall pay all of their own respective personnel and other costs and expenses of all types necessary or appropriate to render the management, administrative and other services, advice and accommodations provided for by this Agreement, except as to the following costs which shall either be paid directly by AVLIC, or if paid by ALIC or AML on behalf of AVLIC, shall be promptly reimbursed by AVLIC:

     (a) All costs and expenses incurred in connection with the employment of outside legal counsel for (i) policyholder or customer litigation involving AVLIC and (ii) enforcing defaulted obligations related to invested assets;

     (b) All out of pocket costs and expenses incurred in connection with the independent audit of the financial statements and governmental regulatory examinations of AVLIC by persons who are not employees of ALIC or AML;

     (c) Any costs incurred in the development of substantially new or different products requested by AVLIC in excess of two such variable products to be developed by ALIC in each calendar year and two such fixed annuity products by AML in each calendar year;

     (d) Out of pocket costs incurred in connection with meeting with nationally recognized insurance company rating agencies;

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

     (e) All costs and expenses incurred in connection with extraordinary actuarial, tax, accounting, systems, or other studies, functions or consultations performed solely for and at the request of AVLIC by independent professional or consulting individuals or organizations;

     (f)  Investment expenses detailed in Column 4 on Lines 9.1 and 9.2 of
Exhibit 5 General Expenses of the 1995 Annual Statement Blank of the National Association of Insurance Commissioners for life, health and accident insurance (the "Exhibit 5 Blank");

     (g)  All fines and penalties of AVLIC including interest assessed;

     (h)  Premium taxes;

     (i) Federal taxes, state or other governmental subdivision taxes, licenses and fees and interest thereon;

     (j) Costs (including wages and benefits) incurred in connection with the employment or leasing of a Chief Operating Officer of AVLIC;

     (k)  Guaranty Fund assessments;

     (l) Fees and other costs related to the acquisition, disposition or maintenance of Fixed Annuity Assets or Other Assets including commissions, custodian fees, collection fees and bank service fees;

     (m) Expenses for the expansion of the broker-dealer distribution system to the extent not covered by allowances available to AIC;

     (n)  Agency expense allowances in Column 1 on Line 7.1 of the Exhibit 5
Blank;

     (o)  Fees paid to Outside Directors;

     (p) Costs of insurance not otherwise covered by this Agreement which is purchased directly by AVLIC and at AVLIC's discretion; and

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     (q)  Fund Gains (Losses); provided, however, that payment by AVLIC of amounts under this Section 3.4(q) shall not relieve any other party of its obligation to provide indemnification for such amounts pursuant to Section 8.6 hereof.

     3.5  MANAGEMENT ADMINISTRATIVE SERVICES.

     (a) ALIC agrees that the management, administrative and other services, advice and accommodations performed hereunder by ALIC will at all times be timely and accurate and of at least equivalent quality to those provided by ALIC to AVLIC as of the date of this Agreement.

     (b) ALIC shall retain the right to contract with any third party, affiliated or unaffiliated, for the performance of services or use of facilities upon receipt of the consent of the Executive Committee of AVLIC, which shall not be unreasonably withheld.

     (c) AML agrees that the management, administrative and other services, advice and accommodations performed hereunder by AML will at all times be timely and accurate and of at least equivalent quality to those provided by AML for the administration of its own Fixed Annuities as of the date of this Agreement.

     (d) AML shall retain the right to contract with any third party, affiliated or unaffiliated, for the performance of services or use of facilities upon receipt of the consent of the Executive Committee of AVLIC, which shall not be unreasonably withheld.

     (e) No facility or System used by ALIC or AML in performing services for or subject to use by AVLIC shall be deemed to be transferred, assigned, conveyed, or leased to AVLIC by performance or use pursuant to this Agreement, except as ALIC or AML and AVLIC may otherwise agree in writing.

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

     (f) In providing any services hereunder which require the exercise of judgment, ALIC will endeavor to perform any such service in accordance with any reasonable and appropriate standards and guidelines AVLIC develops and communicates to ALIC provided such guidelines are in accord with all relevant Laws.

     (g) In providing any services hereunder which require the exercise of judgment, AML will endeavor to perform any such service in accordance with any reasonable and appropriate standards and guidelines AVLIC develops and communicates to AML provided such guidelines are in accord with all relevant Laws.

     (h) The performance or receipt of services or the making available or use of facilities pursuant to this Agreement shall in no way impair the absolute control of the business and operations of each of the parties by its own Board of Directors.

     (i) AVLIC shall be entitled to all income realized on its business activity and on its investments and shall be responsible for all investment expenses incurred in its behalf except as specifically provided by this Agreement.

     3.6 COOPERATION. ALIC and AML agree to cooperate so long as this Agreement is fully in effect to assist in facilitating the proper operations of AVLIC, including the timely sharing of information, the coordination of operating procedures and supplying of individual employees by ALIC or AML, respectively, to serve as officers of AVLIC; provided, however, that AML, ALIC and AVLIC agree to cause any such individual provided to act as an officer of AVLIC to be removed upon the request of the party supplying such individual in accordance with the Joint Venture Agreement.

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

     3.7. ADDITIONAL DUTIES. ALIC and AML agree that they will perform additional duties of providing such sales management, compliance supervision, recruiting, market conduct supervision, market suggestions and advice, logistical support, materials distribution, advanced underwriting, meeting sponsorship and continuing education and other marketing-related activities as may be reasonably required from time to time for the sale and servicing of AVLIC products by the Distribution Force of ALIC and the Distribution Force of AML, respectively. The duties provided for in this Section 3.7 shall be in addition to the other obligations provided for in this Agreement.

     4. SUPERVISION BY BOARD OF DIRECTORS. ALIC and AML acknowledge that the Board is vested with the power, authority, and responsibility for managing AVLIC's Business, and acknowledges that any and all actions, whether management, supervisory or ministerial, taken by ALIC or AML pursuant to Sections 2 and 3 shall be subject to the continuous supervision of said Board; provided, however, that the routine, day to day practices and procedures used to comply with the terms of this Agreement by AML and ALIC shall be within their respective discretion so long as they are consistent with the terms and conditions of this Agreement and with good business practices.

     5. INVESTMENTS MANAGED BY AML. AML agrees to act as investment advisor for and manage the investment and reinvestment of the Fixed Annuity Assets subject to the supervision of the Board and any committees thereof designated to perform such supervisory functions as appropriate and consistent with the limitations set forth in Section 5.2 hereof. For purposes of this Agreement, AML shall be granted and may exercise full investment discretion and authority

                                    13
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to act as agent for AVLIC in acquiring, disposing of or otherwise managing the
Fixed Annuity Assets subject to the supervision of the Board or such designated committee.

     5.1 INVESTMENT ADVISORY SERVICES. In carrying out its obligations to manage the investment and reinvestment of the Fixed Annuity Assets of AVLIC, AML shall:

          (i) perform research and obtain and evaluate pertinent economic, statistical and financial data relevant to the investment policies of AVLIC;

          (ii) consult with the Board or the designated committee thereof and furnish to the Board recommendations with respect to an overall investment strategy for the Fixed Annuity Assets of AVLIC for approval, modification, or rejection by the Board or such designated committee thereof;

          (iii) seek out and implement specific investment opportunities consistent with any overall investment strategies approved by the Board or such designated committee thereof;

          (iv) take such steps as are necessary to implement any overall investment strategies approved by the Board or such designated committee thereof including, with respect to its management of investments and any other property of AVLIC, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

          (v) regularly report to the Board or the designated committee thereof with respect to the implementation of any approved overall investment strategy and any other significant activities in connection with management of the Fixed Annuity Assets of AVLIC including furnishing, upon AVLIC's request, within 30 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of Fixed Annuity Assets as of the end of the quarter; and

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          (vi) maintain all required accounts, records, memoranda, instructions or authorizations relating to the acquisition or disposition of investments for AVLIC.

     5.2 LIMITATIONS ON INVESTMENT SERVICES. AML shall perform the investment services under this Agreement subject to the supervision and review of the Board or such designated committee thereof and in a manner consistent with the investment objectives and policies of AVLIC and the provisions of other applicable Laws.

     5.3 PORTFOLIO TRANSACTIONS AND BROKERAGE. AML will determine the Fixed Annuity Assets to be purchased or sold by AVLIC, subject to the provisions of Subsections 5.1 and 5.2, and may place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the investments for which the order is made or with any other broker-dealer selected by AML. AML is authorized to select the broker-dealers that will execute the purchases and sales of investments for AVLIC and will use its best efforts to obtain the most favorable net results and execution of AVLIC's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of the transaction. Subject to the above requirements and applicable regulatory restrictions, nothing shall prohibit AML from selecting broker-dealers with which it or AVLIC is affiliated.

     5.4  ACTIVITIES OF AML

     (i) The investment services of AML to AVLIC under this Agreement are not to be deemed exclusive and AML will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers and employees of AML are or may become interested in AVLIC as directors, officers or otherwise.

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

     (ii) It is agreed that AML may use any supplemental investment research obtained for the benefit of AVLIC in providing investment advice to its other investment advisory accounts, if any, and may utilize other sources, at AML's cost, to provide some of the services provided hereunder. AML and its Affiliates may also use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for AML or other entities advised by AML will be considered by and may be useful to AML in carrying out its obligations to AVLIC.

     (iii) Investments held by AVLIC may also be held by separate investment accounts or other mutual funds for which AML may act as an advisor or by AML or its Affiliates. Because of different investment objectives or other factors, a particular investment may be bought by AML or its Affiliates or for itself or for one or more clients when either it or one of its Affiliates or one or more clients are selling the same security. If purchases or sales of investments for AVLIC are made by AML, for itself or its Affiliates or for other entities for which AML or its Affiliates act as investment advisor or for their advisory clients, or if such purchases or sales arise for consideration at or about the same time, AVLIC agrees that AML may make transactions in such investments, insofar as feasible, for the respective entities and clients in a manner AML deems equitable to all. To the extent that transactions on behalf of more than one client of AML during the same period may increase the demand for investments being purchased or the supply of investments being sold, AVLIC recognizes that there may be an adverse effect on price.

     (iv) It is agreed that, on occasions when AML deems the purchase or sale of an investment to be in the best interest of AVLIC as well as other accounts or companies (including its own or its Affiliates'), it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the investments to be so sold or purchased for AVLIC with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by AML in the manner it considers to be most equitable and consistent with its fiduciary obligations to AVLIC and to such other accounts or companies. AVLIC recognizes that in some cases this procedure may adversely affect the size of the position obtainable for AVLIC.

     6. INVESTMENTS MANAGED BY ALIC. ALIC agrees to act as investment advisor for and manage the investment and reinvestment of the Other Assets subject to the supervision of the Board and any committees thereof designated to perform such supervisory functions as appropriate and consistent with the limitations set forth in Section 6.2 hereof. For purposes of this Agreement, ALIC shall be granted and may exercise full investment discretion and authority to act as agent for AVLIC in acquiring, disposing of or otherwise managing the Other Assets subject to the supervision of the Board or such designated committee.

     6.1 INVESTMENT ADVISORY SERVICES. In carrying out its obligations to manage the investment and reinvestment of the Other Assets of AVLIC, ALIC shall:

          (i) perform research and obtain and evaluate pertinent economic, statistical and financial data relevant to the investment policies of AVLIC;

          (ii) consult with the Board or the designated committee thereof and furnish to the Board recommendations with respect to an overall investment strategy for the Other Assets of

AVLIC for approval, modification, or rejection by the Board or such designated committee thereof;

          (iii) seek out and implement specific investment opportunities consistent with any overall investment strategies approved by the Board or such designated committee thereof;

          (iv) take such steps as are necessary to implement any overall investment strategies approved by the Board or such designated committee thereof including, with respect to its management of investments and any other property of AVLIC, providing or obtaining such services as may be necessary in managing, acquiring or disposing of investments;

          (v) regularly report to the Board or the designated committee thereof with respect to the implementation of any approved overall investment strategy and any other significant activities in connection with management of the Other Assets of AVLIC including furnishing, upon AVLIC's request, within 30 days after the end of each calendar quarter, a statement of all purchases and sales during the quarter and a schedule of Other Assets as of the end of the quarter; and

          (vi) maintain all required accounts, records, memoranda, instructions or authorization relating to the acquisition or disposition of investments for AVLIC.

     6.2 LIMITATIONS ON ADVISORY SERVICES. ALIC shall perform the investment services under this Agreement subject to the supervision and review of the Board or such designated committee thereof and in a manner consistent with the investment objectives and policies of AVLIC and the provisions of applicable Laws.

     6.3 PORTFOLIO TRANSACTIONS AND BROKERAGE. ALIC will determine the Other Assets to be purchased or sold by AVLIC, subject to the provisions of Subsections 6.1 and 6.2, and may place orders pursuant to its determinations either directly with the issuer, with any broker-dealer or underwriter that specializes in the investments for which the order is made or with any other broker-dealer selected by ALIC.
ALIC is authorized to select the brokers-dealers that will execute the purchases and sales of investments for AVLIC and will use its best efforts to obtain the most favorable net results and execution of AVLIC's orders, taking into account all appropriate factors, including price, dealer spread or commission, if any, size of the transaction and difficulty of the transaction. Subject to the above requirements and applicable regulatory restrictions, nothing shall prohibit ALIC from selecting broker-dealers with which it or AVLIC is affiliated.

     6.4  ACTIVITIES OF ALIC.

     (i) The investment services of ALIC to AVLIC under this Agreement are not to be deemed exclusive and ALIC will be free to render similar services to others so long as its services under this Agreement are not impaired. It is understood that directors, officers and employees of ALIC are or may become interested in AVLIC as directors, officers, or otherwise, and that directors, officers, or employees of AVLIC are or may become similarly interested in ALIC.

     (ii) It is agreed that ALIC may use any supplemental investment research obtained for the benefit of AVLIC in providing investment advice to its other investment advisory accounts, if any, and may utilize other sources, at AVLIC's cost, to provide some of the services provided hereunder. ALIC and its Affiliates may also use such information in managing their own accounts. Conversely, such supplemental information obtained by the placement of business for

ALIC or other entities advised by ALIC will be considered by and may be useful to ALIC in carrying out its obligations to AVLIC.

     (iii) Investments held by AVLIC may also be held by separate investment accounts or other mutual funds for which ALIC may act as an advisor or by ALIC or its Affiliates. Because of different investment objectives or other factors, a particular investment may be bought by ALIC or its Affiliates or for itself or for one or more clients when either it or one of its Affiliates or one or more clients are selling the same security. If purchases or sales of investments for AVLIC are made by ALIC, for itself or its Affiliates or for other entities for which ALIC or its Affiliates act as investment advisor or for their advisory clients, or if such purchases or sales arise for consideration at or about the same time, AVLIC agrees that ALIC may make transactions in such investments, insofar as feasible, for the respective entities and clients in a manner ALIC deems equitable to all. To the extent that transactions on behalf of more than one client of ALIC during the same period may increase the demand for investments being purchased or the supply of investments being sold, AVLIC recognizes that there may be an adverse effect on price.

     (iv) It is agreed that, on occasions when ALIC deems the purchase or sale of an investment to be in the best interest of AVLIC as well as other accounts or companies (including its own or its Affiliates'), it may, to the extent permitted by applicable laws and regulations, but will not be obligated to, aggregate the investments to be so sold or purchased for AVLIC with those to be sold or purchased for other accounts or companies in order to obtain favorable execution and lower brokerage commissions. In that event, allocation of the investments purchased or sold, as well as the expenses incurred in the transaction, will be made by ALIC in the manner it considers to be most equitable and consistent with its fiduciary obligations to AVLIC and to such other accounts or companies.
AVLIC recognizes that in some cases this procedure may adversely affect the size of the position obtainable for AVLIC.

     7.   AMOUNT AND PAYMENT OF FEES

     7.1 ALIC FEES. As consideration for ALIC providing services pursuant to this Agreement for AVLIC, AVLIC will pay ALIC pursuant to Exhibit 1 hereto.

     7.2 AML FEES. As consideration for AML providing services pursuant to this Agreement for AVLIC, AVLIC will pay AML pursuant to Exhibit 2 hereto.

     7.3  COMPENSATION FOR ADDITIONAL DUTIES.   Each of the parties
acknowledges and agrees that it is difficult to determine how much effort will be required of ALIC and AML during the term of this Agreement to perform the duties described in Section 3.7 above. Therefore it is appropriate that the Board of Directors of AVLIC shall determine each quarter during the term of this Agreement the amount of effort extended by ALIC and AML during the immediately preceding quarter in connection with the services described in
Section 3.7 above, including but not limited to the volume of business realized by AVLIC, and establish a sum to be paid to ALIC and AML during the next immediately succeeding quarter. The parties further recognize and agree that the effort to be extended by ALIC and AML may not be equal and therefore the amounts determined to be paid to ALIC and AML need not be equal but shall be in that sum as the Board of Directors of AVLIC in its sole and absolute discretion shall determine to be fair and equitable under the circumstances. In the event that the Board of Directors is at any time unable to reach a decision as to the amount of compensation to be paid, then the amount determined by the Board in its most recent determination hereunder shall remain payable for subsequent periods until and unless the Board subsequently reaches a decision.

     7.4 MECHANICS OF TIMING, CALCULATION, AND REPORTING OF PAYMENT OF FEES. ALIC and AML shall each deliver to AVLIC, within 10 days after the end of each calendar month during the term of this Agreement, statements showing all fees due and payable pursuant to this Agreement in respect of such period, together with any amounts to be reimbursed pursuant to Section 3.4 hereof. Such statements shall include detail sufficient to show the basis of ALIC's and AML's calculation of such fees. AVLIC shall pay all amounts due thereunder within 10 days after such statement is received.

     8.   CONFIDENTIALITY, PERFORMANCE AND RELATIONSHIP OF PARTIES

     8.1 DISCLOSURE OF INFORMATION. Section 2.8(h) of the Joint Venture Agreement is hereby incorporated herein in its entirety by reference thereto as if it were fully set forth herein.

     8.2 RECORDS AND REPORTS. All forms, records, statements, reports, files and other data and information prepared, maintained or collected by ALIC and AML on behalf of AVLIC in the performance of this Agreement shall become the sole property of AVLIC and shall be delivered to AVLIC upon request in the form and format in which it is maintained; provided, however, that if such request impedes ALIC's or AML's ability to perform its duties or obligations under this Agreement, then to the extent of such impediment such party shall be relieved of such duty and obligation without reduction in fees to be paid by AVLIC. AML and ALIC agree to preserve, for the period prescribed by applicable regulatory authorities, the Books and Records of AVLIC maintained by AML and ALIC pursuant to this Agreement.

     8.3 INSPECTION OF BOOKS AND RECORDS. ALIC and AML shall keep proper Books and Records relating to the services performed hereunder in which full and correct entries and financial data will be maintained in accordance with generally accepted accounting practices. AVLIC may at its option and at its expense inspect the Books and Records of ALIC and/or AML as they pertain to this Agreement at the offices of ALIC and AML in which said Books and Records are maintained, during normal business hours, for any purpose related to ALIC's or AML's performance of this Agreement or the collection and determination of the fees required to be paid by AVLIC to ALIC and AML under this Agreement. Such inspection and/or audits may be on a continuous or periodic basis or both and may be conducted by employees of AVLIC or an Affiliate thereof or an independent auditor retained by such person. Either ALIC or AML may also request that AVLIC make such an inspection. The Executive Committee of AVLIC will then determine if it desires to make such an inspection. If the Executive Committee does not decide to perform such an inspection, then the party making such request may conduct such inspection at its own expense; provided, however, that if material inaccuracies are found in the course of the inspection, then AVLIC will pay the costs of such inspection. Unless otherwise agreed, AML and ALIC shall continue to provide such financial and statistical reports to AVLIC as they are currently preparing for fixed annuities and variable products.

     8.4 PERFORMANCE. The failure of any party to insist upon strict performance of any provision of this Agreement shall not constitute a waiver of the right to insist upon strict performance or the obligation to strictly perform thereafter.

     8.5  RELATIONSHIP OF PARTIES.

     (a) ALIC and AML assume no responsibility under this Agreement other than to render the services, advice and assistance provided for hereunder in good faith and with reasonable care. The relationship between AVLIC as the recipient of services and ALIC and AML as the providers of services with respect to and for the purposes of this Agreement shall be that of independent contractor and nothing contained herein shall create the relationship of employer-employee or principal-agent, except that those individuals who are elected as officers or directors of AVLIC shall have the normal duties, responsibilities and relationships attendant to those positions.

     (b) Except as provided herein and except for individuals when acting in their capacity as officers or directors of AVLIC, neither ALIC, AVLIC nor AML shall act or hold itself out as the agent of the other. Associates of ALIC and AML providing administrative services to AVLIC pursuant to this Agreement shall provide such services as associates of ALIC and AML except when acting as directors and officers of AVLIC. The facilities used by ALIC and AML in providing such services shall be deemed to be owned and operated by ALIC and AML, respectively, and, unless otherwise provided in writing, shall not be considered as being leased to AVLIC.

     8.6  INDEMNIFICATION.

     (a) ALIC and AML each agree to indemnify and to hold AVLIC harmless from any and all Damages incurred by it or any of its Affiliates as the result of (i) any negligent or intentional act or omission or violation by ALIC or AML (or their respective employees or agents) of its obligations hereunder, except to the extent such negligent or intentional act, omission or violation is caused by AVLIC or agents of AVLIC who are not employees or agents of AML or ALIC; or (ii) any claims of infringement of any license, patent, trademark or other right of another person asserted against AVLIC with respect to any System used in providing services hereunder. Notwithstanding the foregoing, the provisions of this section will not apply with respect to (i) consequential damages or (ii) actions or omissions by agents or employees of ALIC or AML when such acts or omissions occur in those individuals' fiduciary capacity as officers or directors of AVLIC and not as providers of services hereunder; and, where the action required to be performed under this Agreement involves the exercise of discretion, the fact that damages result to AVLIC by reason of an ALIC or AML agent having exercised such discretion shall not, if such action was taken in good faith and with reasonable care, be deemed to be an act of negligence for which indemnity may be recovered by AVLIC. In instances in which the agents or employees of ALIC or AML are acting in their fiduciary capacities as officers or directors of AVLIC, ALIC and AML shall be liable only for actions or omissions involving intentional misconduct or a knowing violation of Law, or those not made in good faith.

     (b) AVLIC agrees to indemnify and to hold ALIC, AML and their respective Affiliates harmless from any and all Damages incurred by ALIC or AML and/or any of their respective Affiliates as the result of or in connection with claims by Third Parties in connection with the performance of duties under this Agreement except to the extent of claims described in
Section 8.6(a) (and excluding the costs incurred by ALIC or AML in rendering the services and providing related accommodations and other goods under the terms of this Agreement).

     (c) Nothing set forth in this Section 8.6 shall deprive AML, ALIC or AVLIC of any claims or causes of action that any of them may have against the other(s) which are independent of this Agreement.

     (d) AVLIC agrees that the directors and officers of AVLIC who are provided by AML and ALIC as contemplated under this Agreement shall not be liable for Damages which result from acts or omissions by such officers or directors

          (i) which are done or omitted to be done in connection with their positions as director or officer of AVLIC; and

          (ii)   which are done in good faith; and

          (iii) which do not involve intentional misconduct or a knowing violation of the law; and

          (iv) which do not result in such officer or director receiving an improper direct or indirect financial benefit.

     (e) Additionally, AVLIC agrees to indemnify and hold harmless all directors and officers provided by AML and ALIC against any Damages they incur as a result of or in connection with any action or failure to act by such officer or director which result from acts or omissions by such officers or directors

          (i) which are done or omitted to be done in connection with their positions as director or officer of AVLIC; and

          (ii)   which are done in good faith; and

          (iii) which do not involve intentional misconduct or a knowing violation of the law; and

          (iv) which do not result in such officer or director receiving an improper direct or indirect financial benefit.

     (f) Within a reasonable time after the party seeking indemnification pursuant to this Section 8.6 (the "Indemnified Party") has actual knowledge of a claim for Damages, such Indemnified Party will give notice to the party from whom indemnification is sought (the "Indemnifying Party").

          (i) If the Indemnifying Party notifies the Indemnified Party within 20 days after receiving notice of the claim from the Indemnified Party that the Indemnifying Party does not dispute its obligation to the Indemnified Party with respect to such claim and that the Indemnifying Party desires to defend the Indemnified Party with respect to such claim for Damages, then the Indemnifying Party will have the right to defend, at its sole cost and expense, such claim by all appropriate proceedings, which proceedings will be diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (with the consent of the Indemnified Party, which consent will not be withheld or delayed unreasonably). From the date of such notice, the Indemnifying Party will have full control of such defense and proceedings, including any compromise or settlement thereof; PROVIDED, HOWEVER, that the Indemnified Party may, at any time prior to its receipt of such notice from the Indemnifying Party, file any motion, answer, or other pleadings that the Indemnified Party may deem necessary or appropriate to protect its interests.

          (ii) If the Indemnifying Party fails to notify the Indemnified Party that the Indemnifying Party does not dispute its obligation to the Indemnified Party and that the Indemnifying Party desires to defend the Indemnified Party with respect to such claim for

Damages pursuant to this Section, or if the Indemnifying Party gives such notice but fails diligently and promptly to prosecute or settle such claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Party, such claim by all appropriate proceedings, which proceedings will be promptly and vigorously prosecuted by the Indemnified Party to a final conclusion or will be settled at the discretion of the Indemnified Party. The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; PROVIDED, HOWEVER, that if requested by the Indemnified Party, the Indemnifying Party agrees, at the sole cost and expense of the Indemnifying Party, to cooperate with the Indemnified Party and its counsel in contesting such claim.

     9.   TERM OF AGREEMENT AND NOTICES

     9.1 TERM OF AGREEMENT. This Agreement shall remain in full force and effect for a period of five (5) years from the Closing Date (the "Initial Term"). At the beginning of the fifth year, AML, ALIC and AVLIC agree to and shall enter into discussions of the method and cost of obtaining the services to be provided to AVLIC pursuant hereto. At such time, the parties shall consider obtaining such services from other providers based upon market conditions at that time and shall cooperate in determining whether to terminate this Agreement or any portions thereof and whether to obtain such services from another source. If no agreement has been achieved with respect to the continuation of services rendered by AML and ALIC hereunder (or any portion thereof) with six (6) months prior to the end of the Initial Term, then AML, ALIC and AVLIC each agree to act in good faith to secure new
agreements based upon then existing competitive market conditions.   Except
to the extent the parties otherwise agree to extend this

Agreement as to ALIC and/or AML (as contemplated under Section 9.2 hereof), this Agreement will terminate at the end of the Initial Term.

     9.2 PARTIAL TERMINATION. This Agreement shall be deemed severable so that the obligations of ALIC to provide services hereunder may be terminated (in whole, but not in part) without terminating the services of AML, and vice versa.

     9.3 TERMINATION FOR CAUSE. This Agreement (or portion hereof) may be terminated by AVLIC at any time upon delivery of written notice to ALIC or AML for Cause, provided that such notice shall be effective only as to the services of the party (ALIC or AML) as to which such Cause exists.

     9.4 PROVISIONS UPON TRANSFER OF SHARES. Notwithstanding the foregoing, in the event of a sale of all of the Shares of AVLIC to AML or to ALIC pursuant to an Auction or Unilateral Auction or other purchase and sale transaction, this Agreement may be terminated only in accordance with the following provisions:

     (a) this Agreement shall not be terminable (other than due to the expiration of the Initial Term) except by or at the direction of the party purchasing the Shares during the one-year period beginning on the date such purchase and sale is consummated; and

     (b) this Agreement may be terminated by or at the direction of AVLIC during such one-year period upon 180 days prior written notice, effective at any time after the 180th day after giving such notice.

     9.5 ACTIONS UPON TERMINATION. Upon termination, AVLIC shall immediately pay ALIC and AML all sums due hereunder through the date of termination for the rendition of services and ALIC and AML shall immediately deliver to AVLIC or its designees all forms, records, statements, files, reports and other data and information prepared or collected by ALIC and AML in connection with the performance of this Agreement. ALIC and AML respectively shall use all reasonable efforts to cooperate in the transition of the services and accommodations provided hereunder as directed by AVLIC. At the request of AVLIC, ALIC and AML shall use its best efforts to cause all employees of ALIC and AML who are employed in rendering service, advice and assistance required hereunder to AVLIC on the date of termination to cooperate fully with AVLIC or its designee in all respects, including but not limited to all actions necessary to facilitate the transfer of the servicing obligations provided for hereunder.

     10.  MISCELLANEOUS

     10.1 NOTICES. Section 12.1 of the Joint Venture Agreement is hereby incorporated herein in its entirety by reference thereto. Any notices to be given to AVLIC hereunder shall be directed to AVLIC, c/o ALIC and to AVLIC, c/o AML at the respective addresses of ALIC and AML set forth in said agreement.

     10.2 ENTIRE AGREEMENT. This Agreement contains the entire understanding of the parties hereto and supersedes all prior agreements of the parties with respect to the subject matter contained herein. Any condition to a party's obligation hereunder may be waived in writing by such party except as provided herein, in the Joint Venture Agreement or in any other agreement executed in connection therewith.

     10.3 AMENDMENTS. This Agreement shall not be amended, changed, modified, terminated or discharged in whole or in part, and no notice requirements set forth herein shall be waived or modified, except by an instrument in writing duly executed by AML or ALIC and all parties hereto, or their respective successors or assigns.

     10.4 BINDING AGREEMENT. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns and AML and ALIC, as participants in the Joint Venture, shall be third party beneficiaries with respect to all the obligations, covenants, and agreements set forth herein.

     10.5 SEVERABLE PROVISIONS. If any provision of this Agreement shall be found to be unenforceable by any administrative agency or court of competent jurisdiction, such finding shall not affect the remaining provisions of this Agreement and all other provisions herein shall remain in full force and effect.

     10.6 GOVERNING LAW. This Agreement shall be interpreted and enforced in accordance with the laws of Nebraska. ALIC, AML and AVLIC shall appropriately comply with all applicable federal, state, and local laws and rules, regulations or rulings issued under such laws.

     10.7 ASSIGNMENT. Except as otherwise provided herein, this Agreement shall not be assigned by any party hereto without the prior written consent of the Joint Venture and all parties hereto.

     10.8 COUNTERPARTS. This Agreement may be executed in two or more separate counterparts, each of which shall be deemed to be an original hereof, but all of which shall constitute one and the same instrument.

     10.9 INTERPRETATION. The headings used in this Agreement are for convenience and are not to be construed or interpreted in connection with this Agreement. Unless the context of this Agreement otherwise requires,

     (a) words using the singular or plural number also include the plural or singular numbers, respectively;

     (b) the terms "hereof", "herein", "hereby", "hereto" and similar words refer to this Agreement; and

     (c) the terms "Article" or "Section" refer to the specified Article or Section of this Agreement.

    10.10 THIRD PARTY BENEFICIARIES. The terms and provisions of this Agreement are intended solely for the benefit of the parties hereto and their respective successors and assignors, and it is not the intention of the parties to confer third party beneficiary rights upon any other person.

    10.11 CONSTRUCTION. The parties acknowledge that they and their respective counsel have worked together closely in drafting, negotiating and reviewing this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the 1st day of April, 1996, effective this 1st day of April, 1996.

                                      AMERITAS VARIABLE LIFE INSURANCE
                                      COMPANY

                                      By:     /s/  signature
                                         ---------------------------------
Attest:

  /s/  NORMAN KRIVOSHA
---------------------------------
 Norman M. Krivosha, Secretary

                                      AMERITAS LIFE INSURANCE CORP.

                                      By:     /s/  signature
                                         ---------------------------------
Attest:

  /s/  NORMAN KRIVOSHA
---------------------------------
 Norman M. Krivosha, Secretary


                                      AMERICAN MUTUAL LIFE INSURANCE COMPANY

                                      By:     /s/  ROGER K. BROOKS
                                         ---------------------------------
Attest:

  /s/  LEE A. SCHOTT
---------------------------------
 Lee A. Schott, Asst. Secretary

                                   EXHIBIT 1

 to Management and Administrative Service Agreement dated as of April 1st, 1996
                               (the "Agreement")
                among Ameritas Variable Life Insurance Company,
                      Ameritas Life Insurance Corp., and
                    American Mutual Life Insurance Company


This Exhibit 1 sets out the fees to be paid by AVLIC to ALIC for the services rendered by ALIC for AVLIC under the terms of the Agreement:

     (1) For services rendered by ALIC for AVLIC under Sections 2.1, 2.2, 2.5, 2.7, and 3.2 of the Agreement:

          (a) A one-time fee of $136.00 for each repetitive premium variable life contract issued by AVLIC plus an amount equal to $ .34 per thousand of face amount of such contracts;

          (b) A one-time fee equal to 22% of the first-year premium paid on each repetitive premium variable life contract issued by AVLIC up to the target premium on such contract and a one-time fee equal to 6.8% of the first-year premium paid on each such contract in excess of the target premium;

          (c) A monthly maintenance charge for each in force repetitive premium variable life contract of AVLIC equal to the sum of the following:

               (i)  One-twelfth of $55.00; plus

               (ii) One-twelfth of the product of $ .13 times the face amount of such contract divided by $1,000.00;

          (d) A one-time fee of $45.00 for each variable annuity contract issued by AVLIC;

          (e) A one-time fee equal to 1.25% of all premiums paid on each variable annuity contract of AVLIC;

          (f) A monthly maintenance charge for each in force variable annuity contract of AVLIC equal to one-twelfth of $55.00;

          (g) A one-time fee of $136.00 for each single premium variable life contract issued by AVLIC plus an amount equal to $ .34 per thousand of face amount of such contracts;


EXHIBIT 1                                                                1 of 4

          (h) A one-time fee equal to 1.25% of all premiums paid on each single premium variable life contract issued by AVLIC; and

          (i) A monthly maintenance charge for each in force single premium variable life contract of AVLIC equal to the sum of the following:

               (i)  One-twelfth of $55.00; plus

               (ii) One-twelfth of the product of $ .13 times the face amount of such contract divided by $1,000.00.

     (2) For investment services rendered by ALIC for AVLIC under Sections 6, 6.1, 6.2 and 6.3 of the Agreement:

          (a) A monthly service charge equal to one-twelfth of 13 basis points times the average book value of the Other Assets (as defined in the Agreement) of AVLIC, to the extent the Other Assets do not exceed $500,000,000; and

          (b) A monthly service charge equal to one-twelfth of 10 basis points times the average book value of the Other Assets of AVLIC which exceed $500,000,000.

     (3) The fees payable by AVLIC to ALIC under this Exhibit 1 shall be calculated as follows:

          (a) The one-time fee of $136.00 payable under Section (1)(a) above shall be determined monthly based on the number of repetitive premium variable life contracts issued by AVLIC during that month;

          (b) The one-time fee of $ .34 per thousand of face amount payable under Section (1)(a) above shall be determined monthly based on the total face amount of repetitive premium variable life contracts issued by AVLIC during that month;

          (c) The fees payable under Section (1)(b) above shall be determined monthly based on the total first year premiums paid during that month on repetitive premium variable life contracts issued by AVLIC;

          (d) The fees payable under Subsection (1)(c)(i) and (ii) above shall be determined monthly based on the number of repetitive premium variable life contracts of AVLIC which are in force at the beginning of that month and the total face amount of such contracts, respectively;


EXHIBIT 1                                                                2 of 4

          (e) The fees payable under Section (1)(d) above shall be determined monthly based on the number of variable annuity contracts issued by AVLIC during that month;

          (f) The fees payable under Section (1)(e) above shall be determined monthly based on all premiums paid during that month on variable annuity contracts of AVLIC;

          (g) The fees payable under Section (1)(f) above shall be determined monthly based on the number of variable annuity contracts of AVLIC which are in force at the beginning of that month;

          (h) The one-time fee of $136.00 payable under Section (1)(g) above shall be determined monthly based on the number of single premium variable life contracts issued by AVLIC during that month;

          (i) The one-time fee of $ .34 per thousand of face amount payable under Section (1)(g) above shall be determined monthly based on the total face amount of single premium variable life contracts issued by AVLIC during that month;

          (j) The fees payable under Section (1)(h) above shall be determined monthly based on the total premiums paid during that month on single premium variable life contracts issued by AVLIC; and

          (k) The fees payable under Section (1)(i) above shall be determined monthly based on the number of single premium variable life contracts of AVLIC which are in force at the beginning of that month and the total face amount of such contracts, respectively.


          (l) The fees payable under Section (2) above shall be determined monthly based on the average of the Other Assets at the beginning and end of that month.

     (4) In making the calculations described in Section (3) above, reductions will be made for contracts issued but not delivered or returned during the "free look period" and for the premiums related thereto and for similar occurrences.

     (5) The term "premiums," as used herein, shall include all premium payments and other deposits of any kind whatsoever made by policyholders in respect of Variable Products of AVLIC.


EXHIBIT 1                                                                3 of 4

     (6) The term "issued" shall include any policy issued or reissued by AVLIC other than a policy issued in substitution for a policy issued by AVLIC within the prior twelve-month period.

     (7) The fees detailed herein are for (a) all existing AVLIC Variable Products; and (b) any newly ssued products which are substantially similar to the Variable Products which are then currently issued by AVLIC. The fees to be paid hereunder with respect to any Variable Product which is not substantially similar to a Variable Product described in the preceding sentence shall be determined by the parties to the Agreement prior to the introduction of such Variable Product.


EXHIBIT 1                                                                4 of 4

                                   EXHIBIT 2
 to Management and Administrative Service Agreement dated as of April 1st, 1996
                               (the "Agreement")
                among Ameritas Variable Life Insurance Company,
                      Ameritas Life Insurance Corp., and
                    American Mutual Life Insurance Company


This Exhibit 2 sets out the fees to be paid by AVLIC to AML for the services rendered by AML for AVLIC under the terms of the Agreement:

     (1) For services rendered by AML for AVLIC under Section 2.3, 2.4, 2.6, 2.7 and 3.3 of the Agreement:

          (a)  A one-time fee of $90.00 for each Fixed Annuity issued by AVLIC;

          (b) A monthly maintenance charge for each in force Fixed Annuity of AVLIC equal to one-twelfth of $31.00;

          (c) A one-time marketing expense charge equal to 3.5% of the total distribution expense allowance (expressed as a percentage of total premiums) built into each Fixed Annuity issued by AVLIC. For example, a calculation of that percentage on total first year premiums on Fixed Annuities issued by AVLIC is as follows:

               (i) Advantage Bonus and Advantage Plus - Total distribution expense allowance of 6.65% of the total first year premiums times the marketing expense charge of 3.5% equals 23.3 basis points; and

               (ii) Advantage MVA - Total distribution expense allowance of
                    7.00% of the total first year premiums times the marketing expense charge of 3.5% equals 24.5 basis points; and

          (d) A similar one-time marketing expense charge equal to 3.5% of the total distribution expense allowance (as reduced for years after the first policy year) built into each Fixed Annuity issued by AVLIC for premiums after the first year.

     (2) For investment services rendered by AML for AVLIC under Sections 5, 5.1, 5.2 and 5.3 of the Agreement:


EXHIBIT 2                                                                1 of 3

          (a) A monthly service charge equal to one-twelfth of 13 basis points times the average book value of the Fixed Annuity Assets of AVLIC, to the extent the Fixed Annuity Assets do not exceed $500,000,000; and

          (b) A monthly service charge equal to one-twelfth of 10 basis points times the average book value of the Fixed Annuity Assets of AVLIC which exceed $500,000,000.

     (3) The fees payable by AVLIC to AML under this Exhibit 2 shall be calculated as follows:

          (a) The fees payable under Sections (1)(a) above shall be determined monthly based on the number of Fixed Annuities issued by AVLIC during that month;

          (b) The fees payable under Section (1)(b) above shall be determined monthly based on the number of Fixed Annuities of AVLIC which are in force at the beginning of that month;

          (c) The fees payable under Sections (1)(c) and (d) above shall be determined monthly based on the amount of premiums received during that month on Fixed Annuities issued by AVLIC; and

          (d) The fees payable under Section (2) above shall be determined monthly based on the average of the Fixed Annuity Assets at the beginning and end of that month.

     (4) In making the calculations described in Section (3) above, reductions will be made for Fixed Annuities issued but not delivered or returned during the "free look period" and for the premiums related thereto and for similar occurrences.

     (5) The term "premiums," as used herein, shall include all premium payments and other deposits of any kind whatsoever made by policyholders in respect of Fixed Annuities of AVLIC.

     (6) The term "issued" shall include any policy issued or reissued by AVLIC other than a policy issued in substitution for a policy issued by AVLIC within the prior twelve-month period.

     (7) The fees determined herein are for (a) all existing AVLIC Fixed Annuities; (b) all Fixed Annuities which are issued by AVLIC which are substantially similar to Fixed Annuities currently sold by AML; and
          (c) any newly issued products which are substantially similar to the Fixed Annuities which are then currently sold by


EXHIBIT 2                                                                2 of 3

          AVLIC. The fees to be paid hereunder with respect to any Fixed Annuity product which is not substantially similar to the Fixed Annuity products described in the preceding sentence shall be determined by the parties to the Agreement prior to the introduction of such Fixed Annuity product.


EXHIBIT 2                                                                3 of 3